Summary Prospectus Supplement

December 31, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 31, 2020 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2020

Global Real Estate Portfolio (Class II) (the "Fund")

Effective January 1, 2021, Sven van Kemenade's title as portfolio manager of the Fund will be Managing Director of MSIM Fund Management (Ireland) Limited.

Please retain this supplement for future reference.